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                                                                    EXHIBIT 23.4


[INTERA INFORMATION TECHNOLOGIES INC. Letterhead]

                                                        April 13, 1994

                         CONSENT OF PETROLEUM ENGINEERS


         As independent petroleum engineers, we hereby consent to the incorporation by reference into Apache Corporation's registration statement on Form S-3 of the information from our reports included or incorporated by reference in Apache's Annual Report on Form 10-K for the fiscal year ending December 31, 1993.




                                         Intera Petroleum Division
                                         Omer M. Gurpinar
                                         Vice President, Reservoir Simulation
                                            & Software